EXHIBIT 10.93
                       NOTE AND WARRANT PURCHASE AGREEMENT

     This Note and Warrant Purchase Agreement ("Agreement") is entered into and is effective as of September 18, 2000, by and between U.S. Wireless Corporation, a Delaware corporation (the "Company"), and Hewlett-Packard Credit Corporation, a Delaware corporation ("HP").

                                    RECITALS

     WHEREAS, on the terms and subject to the conditions set forth herein, HP is willing to advance to the Company an amount not to exceed $7,000,000 in the aggregate; and

     WHEREAS, the Company is willing to execute in favor of HP (i) a secured promissory note in the maximum principal amount of $7,000,000 (the "Note") and a
(ii) a warrant for the purchase of certain shares of the Company's stock.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the promises and representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Note.

         (a)      Issuance and Delivery of the Note.

                  (i) At the Closing (as defined in subparagraph (ii) below), the Company shall issue the Note to HP. The Note shall be in the substantially the form attached hereto as Exhibit B.

                  (ii) The issuance of the Note shall take place at a closing to be held at such place and time and on such date (the "Closing Date") as the Company and HP may determine (the "Closing"). The Note shall be registered in HP's name in the Company's records.

         (b) Security. The obligations evidenced by the Note shall be secured as provided in the Note.

         (c) Advances. On or at any time after the Closing and until the Termination Date (as defined in the Note), subject to the terms and conditions contained herein and in the Note, at the request of the Company, HP shall advance Loans (as defined in the Note) to the Company in an amount not to exceed the Maximum Loan Commitment (as defined in the Note). Loans shall be sent to the address or pursuant to the wire instructions or other instructions provided by the Company to HP at the time of each such Loan request, no later than thirty (30) days from the date on which each respective Loan is requested.
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     2. Representation and Warranties of the Company. The Company represents and warrants to HP that, as of the date hereof, except as disclosed in the Disclosure Schedule attached hereto as Schedule 1:

         (a) Due Incorporation, Qualification, etc. The Company is (i) a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; and (ii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed would have a material adverse effect on the Company and its subsidiaries, if any, taken as a whole.

         (b) Capitalization. As of the date hereof, the Company's total authorized and issued capitalization is as set forth on the Disclosure Schedule. All of the outstanding equity securities of the Company have been duly authorized and are validly issued, fully paid and nonassessable. As of the date hereof, no holder of any equity security of the Company is entitled to preemptive or similar statutory or contractual rights. All outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.

         (c)      Authority;   Enforceability.   The   execution,  delivery  and
                  performance by the Company of each Transaction  Document   (as
                  defined below) and the consummation by the Company of the transaction contemplated thereby (i) are within the power of
                  the  Company,  and (ii)  have been  duly  authorized   by  all
                  necessary   actions  on  the  part   of   the  Company.   Each
                  Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by
                  the Company and constitutes,  or will  constitute,   a  legal,
                  valid and binding  obligation  of the   Company,   enforceable
                  against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general
                  application  relating to or  affecting   the   enforcement  of
                  creditors'  rights  generally   and   general   principles  of
                  equity.  The  shares of  the   Company's  common  stock,  when
                  issued upon the  exercise  of  the  Warrant  (the  "Underlying
                  Stock"),  in accordance  with  its  terms and  conditions  and
                  upon  either  payment  therefor  in   full  or   net  exercise
                  pursuant to the terms thereof, will be   validly issued, fully
                  paid  and  nonassessable  and  will be   free of any  liens or
                  encumbrances,  other than any liens or   encumbrances  created
                  by or  imposed  upon HP  through  no action  of  the  Company;
                  provided, however, that the Underlying Stock   will be subject
                  to   restrictions   on  transfer   under   federal   or  state
                  securities laws. The Underlying Stock is not subject to any preemptive rights or rights of first refusal.
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         (d)      Subsidiaries.  The  Disclosure  Statement  sets forth (i) each
                  corporation,   association,  partnership,  or  other  business
                  entity which the Company owns or controls, directly or indirectly, (ii) the Company's percentage of ownership of each such business entity and (iii) the jurisdiction under which each such business entity is organized, in each case, as of the date of the Disclosure Statement.

         (e) Non-Contravention. The execution and delivery by the Company of the Transaction Documents and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Certificate of Incorporation or Bylaws of the Company or any judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii)
                  violate any provision of, or result in the breach or the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien upon any property, asset or revenue of the Company (other than any lien in favor of HP in accordance with the
                  Note) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

         (f) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental authority or other person or entity (including without limitation the shareholders of any person or entity) is required in connection with the execution and delivery of the Transaction Documents by the Company and the performance and consummation of the transactions contemplated thereby.

         (g)      Financial Statements.

               (i) The consolidated balance sheet of the Company and its subsidiaries, if any, for the year ended March 31, 2000, and consolidated statements of income and cash flows of the Company and it subsidiaries, if any, for such year (the "Audited Financial Statements") and the unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the quarter ended June 30, 2000, and the consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such periods and for the current fiscal year to date (the "Unaudited Financial Statements," and together with the Audited Financial Statements, the "Financial Statements"), in each case which have been delivered to HP, (A) were prepared in accordance with generally accepted accounting principles ("GAAP") (except that the Unaudited Financial Statements do not contain footnotes required by GAAP or normal year-end closing adjustments); (B) are in accordance with the books and records of the Company and its subsidiaries, if any, which have been maintained in accordance with good business practices; and (C) fairly present the consolidated financial position of the Company as of the dates presented therein and the income for the periods presented therein. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject, with respect to Unaudited Financial Statements, to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than those incurred in the ordinary course of business. The Company has not capitalized any software development costs except as disclosed in the Financial Statements.

         (h) Absence of Changes. Since the date of the Unaudited Financial Statements, there has not been to the Company's knowledge:

                  (i) Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements (other than changes in the ordinary course of business) which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

                  (ii) Any material change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                  (iii) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or financial condition of the Company;

                  (iv) Any waiver by the Company of a valuable right or of a material debt owed to it;

                  (v) Any direct or indirect loans made by the Company to any shareholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

                  (vi) Any declaration or payment of any dividend on common stock or other distribution of the assets of the Company;

                  (vii) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for liabilities incurred in the ordinary course of business;

                  (viii) Any sale, assignment or transfer (except by means of licenses granted in the ordinary course of business) of any patents, trademarks, copyrights, trade secrets or other intangible assets; or

                  (ix) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition or operations of the Company.

         (i) Title. Each of the Company and the Company's subsidiaries, if any, owns and has good and marketable title in fee simple absolute to, or a valid leasehold interest in, all of its real properties and good title to all personal property included in its other assets and properties as reflected in the Unaudited Financial Statements (except those assets and properties disposed of in the ordinary course of business since the date of such Unaudited Financial Statements) and all respective assets and properties acquired by the Company and the Company's subsidiaries, if any, since such date (except those disposed of in the ordinary course of business). As of the date hereof, such assets and properties are subject to no lien, except for Permitted Liens (as defined in the Note) and with respect to leased assets, the terms of the lease.

         (j) Resignation/Termination of Key Officers. There has been no resignation or termination of employment of any of the individuals holding any of the following officer's positions within the Company since August 1, 2000: Dr. Oliver Hilsenrath, Chairman of the Board and Chief Executive Officer; David Klarman, Vice President and General Counsel, Dale Stone, President and Chief Operating Officer, Jan Klien, Vice President; and as of the date hereof, the Company does not know of the impending resignation or termination of employment of any person holding any such office.

         (k) Material Liabilities. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), (other than those incurred in the ordinary course of business) except the liabilities and obligations set forth in the Financial Statements.

         (l)      Patents and Other Intangible Assets.

              (i) To the Company's knowledge, the Company owns or has the right to use, all patents, trademarks, service marks, trade names, copyrights (and licenses with respect to the foregoing) used in the conduct of its business (collectively the "Patents and Trademarks"). The Company has not been served or received any notice in connection with any pending claims against the Company alleging that the conduct of the Company's business infringes upon or otherwise conflicts with the right or claimed right of any person under or with respect to any of the Patents and Trademarks, other than claims that have been asserted in correspondence to the

                    Company, which, in each case, (A) have not ripened into legal action, (b) have been evaluated by the Company and its counsel, and (c) are believed by the Company to be without merit. To the Company's knowledge, there are no threatened claims against the Company alleging that the conduct of the Company's business infringes upon, or otherwise conflicts with the right or claimed right of any person under or with respect to any of the Patents and Trademarks. To the extent that the Company may have received communications from other entities claiming rights in connection with the Patents and Trademarks, the Company in good faith believes such claims to be without merit. The Company is not obligated or under any liability whatsoever to make any payments to any of its managers or members of its Board of Directors, by way of royalties, fees or otherwise to any owner of, licensor of or other claimant to any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof in connection with the conduct of its business or otherwise. Except in the ordinary course of business, the Company has not granted any licenses or manufacturing rights with respect to its business as now conducted or as now proposed to conduct.

              (ii) The Company owns or has the right to use all trade secrets, including know-how, inventions, designs, processes and technical data required for the development, operation and sale of all products and services sold and now proposed to be sold by the Company, free and clear, as of the date hereof, of any rights, liens or claims of others, other than Permitted Liens.

              (iii) The   Company    has    obtained    substantially    similar
                    confidentiality  and  non-disclosure   agreements  from  its
                    employees regarding its intellectual property and trade secrets.

         (m) Securities Law Compliance. Subject to the accuracy of HP's representations and warranties in Section 3 below, the offer, sale and issuance of the Note to be issued in conformity with this Agreement and the issuance of any Underlying Stock upon exercise of the Warrant pursuant to the terms thereof, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act, and the securities laws of the states of California and Delaware.

         (n) Litigation. Except as described in the Company's reports filed with the Securities and Exchange Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relevant copies of which have been provided by the Company to HP, there are no actions, suits, proceedings or investigations pending or, to the Company's knowledge, threatened against the Company or its properties before any court or governmental agency.

         (o) No Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken or permitted to be taken by the Company, any liability for brokerage or finders' fees or agents' commissions or similar charges in connection with the execution and performance of this Agreement or any other Transaction Document.

         (p) Security Interest. The security interests created under the Note create a valid and enforceable security interest in the Collateral (as defined in the Note), and upon the filing of UCC-1 financing statements in the offices of the appropriate agency in Delaware and California and payment of any fees, charges or taxes required in connection therewith, HP will have a perfected, first priority security interest in all Collateral which is identified in said UCC-1 financing statements that may be perfected by filing a financing statement in said states.

         (q) Disclosure. This Agreement with the Disclosure Schedule, the Note, the Warrant, the Registration Rights Agreement dated as of the date hereof between HP and the Company (the
                  "Registration Rights Agreement"), and the UCC-1 financing statements and other documents to be executed in connection with the Note (collectively, the "Transaction Documents"), when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.       Representations and Warranties of HP.  HP represents and  warrants   to
the Company that:

         (a) Authority. The execution, delivery and performance by HP of each Transaction Document and the consummation by HP of the transactions contemplated thereby are within the power of HP and have been duly authorized by all necessary actions on the part of HP. Each Transaction Document executed, or to be executed, by HP has been or will be, duly executed and delivered by HP and constitutes, or will constitute, a legal, valid and binding obligation of HP, enforceable against HP in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         (b) Non-Contravention. The execution and delivery by HP of this Agreement, the Registration Rights Agreement, the Warrant, and it's acceptance of the Note, together with it's performance and consummation of the transactions contemplated thereby do not and will not (i) violate the certificate of incorporation or Bylaws of HP or to its knowledge any judgment, order, writ, decree, statute, rule or regulation applicable to HP; (ii) violate any provision of, or result in the breach or acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both) any mortgage, indenture, agreement, instrument or contract to which HP is a party or by which it is bound; or (iii) result in the creation or imposition of any lien upon any property or assets of HP or the suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization or approval applicable to HP, its business or operations, or any of its assets or properties.

         (c) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental authority is required in connection with the execution and delivery of this Agreement, the Registration Rights Agreement or the Warrant, or HP's acceptance of the Note and the performance and consummation of the transactions contemplated thereby.

         (d) Securities Law Investment Representations. HP acknowledges that the Note, the Warrant and the Underlying Stock have not been and will not be registered under the Act, or the securities laws of any state of the United States or any other jurisdiction, and except, with respect to the Underlying Stock, as provided in the Registration Rights Agreement, HP has no right to require such registration. HP is purchasing the Note, the Warrant and the Underlying Stock for HP's own account for investment and not for the interest of any other person and not for resale to others or with a view to or for sale in connection with any distribution thereof. HP is an Accredited Investor (as that term is defined in Rule 501 of Regulation D promulgated under the
                    Act). HP will not resell or otherwise dispose of the Note, the Warrant or the Underlying Stock or any interest therein at any time unless (i) such securities are registered under the Act and appropriate state securities laws, or (ii) an exemption from registration is available and, if the Company requests, the Company receives an opinion of counsel reasonably satisfactory to it that such exemption is available, and the written approval of the Company to any transfer has first been obtained.

         (e) Experience as an Investor. HP has experience as an investor in securities of companies in the developmental stage and acknowledges that it can bear the economic risk of its investment in the Company's securities. HP has (i) a preexisting knowledge of the industry in which the Company operates that is of a nature and duration which enables HP to be aware of the character, business acumen and general business and financial circumstances of the Company, and
                    (ii) by reason of its business or financial experience, has the capacity to protect its own interests in connection with the transactions contemplated herein.

         (f) Disclosure of Information. HP has received and reviewed information about the Company and has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. HP acknowledges that such discussions, as well as any written information issued by the Company in connection therewith may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company's actual results in future periods or plans for future periods to differ materially from what was anticipated, and that except as expressly stated herein or in the Transaction Documents, no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements; provided, however, that none of the foregoing shall be construed as a limitation on any representation or warranty expressly made by the Company herein or in the Transaction Documents, nor shall the foregoing limit HP's express rights or remedies hereunder or under applicable law.

         (g) Residence. The office of HP at which investment decisions were made in connection herewith is located in the State of California.

         (h) Further Restrictions on Disposition. The parties hereto acknowledge that the Warrant and the Registration Rights Agreement each contain certain additional restrictions on the transfer of the Underlying Shares.

         (i) Legends. The parties hereto acknowledge that the Underlying Shares and any securities which may be issued in respect of or in exchange for the Underlying Shares, shall bear a restrictive legend until such time as such a legend is no longer required by the terms of the Warrant, the terms of this Agreement or applicable law. The wording of such legend is substantially provided in Section 7 of the Warrant.

4.       Conditions to Closings.

         (a) Conditions of HP to Closing. HP's obligation hereunder to advance funds to the Company is subject to the satisfaction, on or prior to the Closing Date, of all the following conditions, any of which may be waived in writing in whole or in part by HP:

                  (i) Representations and Warranties; Covenants; Officer's Certificate; Opinion of Counsel.

                           (A) The representations and warranties made by the Company herein or in any other Transaction Document shall be true and correct as of the Closing Date;

                           (B) The Company shall have performed all covenants set forth in the Transaction Documents required to be performed prior to the Closing;

                           (C) A duly authorized officer of the Company shall have executed and delivered to HP a certificate, dated the Closing Date, with respect to the satisfaction of the conditions set forth herein; and

                           (D) HP shall have received an opinion of counsel to the Company regarding the enforceability and due authorization of the transactions contemplated by the Transaction Documents in substantially the form attached hereto as Exhibit A.

                  (ii) Transaction Documents. The Company shall have duly executed and delivered to HP the following documents:

                           (A)      This Agreement;

                           (B)      The Note;

                           (C)      The Registration Rights Agreement;

                           (D)      The Warrant;

                           (E) UCC-1 financing statements and other documents and instruments which HP determines are required to perfect its security interest in the collateral described in the Note.

                  (iii) Corporate Documents. The Company shall have delivered to HP each of the following:

                           (A) A copy of the Company's Certificate of Incorporation certified as of a recent date prior to the Closing Date by the Secretary of State of the State of Delaware;

                           (B) A Certificate of Good Standing with respect to the Company, certified as of a recent date prior to the Closing Date by the Secretary of State of the State of Delaware; and

                           (C) A certificate of the Secretary of the Company, dated the Closing Date, certifying that (1) the Certificate of Incorporation of the Company, delivered to HP pursuant to the terms hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (2) attached thereto is a true and correct copy of the Bylaws of the Company as in effect on the Closing Date;
                                    (3) attached  thereto  is a true and correct
                                    copy  of  resolutions  duly  adopted  by the
                                    Board   of   Directors   of    the   Company
                                    authorizing  the  execution,  delivery,  and
                                    performance by the Company of this Agreement
                                    and the other Transaction  Documents and the
                                    consummation     of     the     transactions
                                    contemplated hereby  and  thereby;  and  (4)
                                    there are no proceedings for the dissolution
                                    or  liquidation  of  the  Company  that have
                                    commenced  or,  to  the   knowledge  of  the
                                    Company, been threatened.

         (b) Conditions of the Company to Closing. The Company's obligations hereunder are subject to satisfaction, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or part by the Company:

                  (i)      Representations and Warranties; Covenants.

                           (A) The representations and warranties made by HP herein and in the Registration Rights Agreement shall be true and correct as of the Closing Date; and.

                           (B) HP shall have performed all covenants set forth in this Agreement required to be performed prior to the Closing.

                  (ii) Transaction Documents. HP shall have duly executed and delivered to the Company the following documents:

                           (A)      This Agreement;

                           (B)      The Registration Rights Agreement;

                           (C)      The Warrant;

                           (D)      The Note.

5.       Covenants.
         ---------

         (a) Financial Statements. The Company will furnish the following reports to HP for so long as any amounts are outstanding under the Note:

                  (i) Annual. As soon as practicable after the end of each fiscal year of the Company, the Company shall provide HP with a copy of its annual report as filed with the Securities and Exchange Commission.

                  (ii) Quarterly. As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal quarter of the Company, the Company shall provide HP with its quarterly reports as filed with the Securities and Exchange Commission with respect to each such fiscal quarter.

                  (iii) Information Provided to Shareholders. Promptly upon the mailing thereof to the shareholders of the Company, copies of all financial statements, reports and proxy statements so mailed.

                  (iv) Securities Filings. Promptly upon the filing thereof, copies of all reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the Securities and Exchange Commission.

                  (v) Other Information. Such other information which HP in good faith determines is related to the Transaction Documents and the transactions contemplated thereby, as HP reasonably requests; provided that any such information given by the Company to HP shall be afforded confidential treatment by HP if it is clearly marked "confidential" by the Company prior to its delivery to HP.

6.       Miscellaneous.

         (a) Confidentiality. Reference is made to the Non-Disclosure Agreement (the "NDA") by and between the Company and Hewlett Packard Company dated as of January 12, 2000, a copy of which is attached hereto as Exhibit C. From and after the date hereof, HP and the Company (i) acknowledge that they may receive confidential information of the other party, and (ii) agree that such confidential information shall be handled in a manner consistent with the terms and conditions of the NDA.

         (b) Waivers and Amendments. No provision of this Agreement may be amended or modified without the written consent of the Company and HP. No provision of this Agreement may be waived unless such  waiver  is in  writing  and  then  only  to  the  extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

         (c) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

         (d) Waiver of Jury Trial. HP and the Company each hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, whether the claims raised in such proceeding are based on contract, tort, or otherwise.

         (e)      Survival.  The   representations  and  warranties  made herein
                  shall survive the execution and delivery of this Agreement.

         (f) Successors and Assigns. Subject to the restriction on transfer described in Section 6(g) below, the rights and obligations of the Company and HP shall be binding upon and benefit their respective successors, assigns, heirs, administrators, and transferees.

         (g) Assignment by HP and the Company. Neither the Note nor any of the rights, interests or obligations thereunder or hereunder or under any other Transaction Document may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of HP (except, in the case of the Company, to a successor entity pursuant to a migratory merger to another state). Neither the Note nor any of the rights, interests or obligations thereunder or hereunder or under any other Transaction Document may be assigned, by operation of law or otherwise, in whole or in part, by HP (except for assignments to
                  Hewlett-Packard Company or any successor thereto or any other entity or entities acting in concert which control or controls more than 50% of the votes attaching in the aggregate to all classes of stock of HP which carry voting rights) without the prior written consent of the Company.

         (h) Entire Agreement. This Agreement, together with the Note and the other Transaction Documents, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         (i)      Notices.   Any  notice,   request,   or   other  communication
                  required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of delivery if personally delivered, on the date of being faxed if sent by confirmed fax, on the first business day after being sent if sent by recognized overnight courier, and on the third business day after being mailed if sent by registered or certified mail, postage prepaid, addressed (i) if to HP to: Hewlett-Packard Company, 333 Logue Avenue, MS32, Mountain View, CA 94043, Attention: General Manager, fax number, (650)919-8013; with a copy to Hewlett-Packard Company, 3000 Hanover Street, MS20BQ, Palo Alto, CA 94304, Attention General Counsel, fax number (650)857-4392, or (ii) if to the Company to: U.S. Wireless Corporation, 2303 Camino Ramon, San Ramon, CA 94583 Attention: The Office of the President, fax number (925) 830-8821, with a copy to U.S. Wireless Corporation, 2303 Camino Ramon, San Ramon, CA 94583, Attention: Legal Department, fax number
                  (925) 830-1654.

         (j)      Expenses.  Each  party   shall  bear  and  pay  its  own legal
                  fees  in   connection  with the  negotiation  and execution of
                  this Agreement and the other Transaction Documents.

         (k) Severability of this Agreement. If any provision of this agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (l) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall be deemed to constitute one instrument.

         (m) Venue. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction of the state and federal courts located in the State of California.

         IN WITNESS  WHEREOF,  each of the parties has caused this Note Purchase
Agreement   to  be  duly   executed  and   delivered  by  its  duly   authorized
representative as of the date first written above.

HEWLETT-PACKARD CREDIT CORPORATION                  U.S. WIRELESS CORPORATION


By:                                                 By:

Name:                                               Name:

Title:                                              Title: